UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant To Section 13 Or 15(d) Of
                       The Securities Exchange Act Of 1934


        Date of report (Date of earliest event reported): August 17, 2004
                                                          ---------------


                          FRANKFORT FIRST BANCORP, INC.
          -------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                       0-26360                61-1271129
-------------------------------  --------------------   ------------------------
(State or Other Jurisdiction of      (Commission            (I.R.S. Employer
 Incorporation or Organization       File Number           Identification No.)



                 216 W. Main Street, Frankfort, Kentucky 40601
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (502) 223-1638

                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
---------------------------------------------------------------------------

     (a)  Not applicable


     (b)  Not applicable


     (c)  The following exhibit is furnished herewith:


          Exhibit 99    Press Release dated August 17, 2004


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
-------------------------------------------------------

     On August 17, 2004, Frankfort First Bancorp, Inc. issued a press release announcing its unaudited financial results for the year ended June 30, 2004. The press release is being furnished with this filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FRANKFORT FIRST BANCORP, INC.



Date:    August 18, 2004            By:/s/ R. Clay Hulette
                                       -----------------------------------------
                                       R. Clay Hulette
                                       Vice President and Chief Financial
                                        Officer